EXHIBIT 4.1

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of November 8, 2016, among Century Communities, Inc., a Delaware corporation (the “Company”), those companies listed in the Schedule to this Supplemental Indenture (the “Guaranteeing Subsidiaries”), each a subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee under the Indenture (the “Trustee”).

WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of May 5, 2014 providing for the issuance of 6.875% Senior Notes due 2022 (the “Securities”), as supplemented by the Supplemental Indenture dated as of December 18, 2014, the Second Supplemental Indenture, dated as of March 13, 2015, the Third Supplemental Indenture, dated as of April 9, 2015, and the Fourth Supplemental Indenture, dated as of August 27, 2015 (as supplemented, the “Indenture”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall each unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (each a “Security Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the other Guarantors, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries each hereby agree to provide an unconditional Security Guarantee on the terms and subject to the conditions set forth in the Security Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Security Guarantor, as such, will have any liability for any obligations of the Company or the Security Guarantors under the Securities, this Indenture, the Security Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees. The waiver may not be effective to waive liabilities under the federal securities laws.

4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

8. RATIFICATION OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter authenticated and delivered shall be bound hereby.

[Signature Pages Follow]

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CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Kathy L. Mitchell
Name: Kathy L. Mitchell
Title: Vice President

Signature Pages to the Fifth Supplemental Indenture

AVR A, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

AVR B, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

AVR C, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC, its Managing Member

	By:	CCC Holdings, LLC its Manager

		By:	Century Communities, Inc. its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CCC HOLDINGS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT CLAREMONT RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT LANDMARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT MARVELLA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT OBSERVATORY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT STERLING RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES CONSTRUCTION, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF UTAH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES SOUTHEAST, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY GROUP, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY LANDHOLDINGS OF UTAH, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

CROWN HILL, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HOMETOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

HOMETOWN SOUTH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

THE RETREAT AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WESTOWN CONDOMINIUMS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WESTOWN TOWNHOMES, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to the Fifth Supplemental Indenture

SCHEDULE TO THE SUPPLEMENTAL INDENTURE

THE GUARANTEEING SUBSIDIARIES

No.	Name	State of Formation

1.	AVR A, LLC	Colorado

2.	AVR B, LLC	Colorado

3.	AVR C, LLC	Colorado

4.	Century at Claremont Ranch, LLC	Colorado

5.	Century at Landmark, LLC	Colorado

6.	Century at Observatory Heights, LLC	Colorado

7.	Century at Sterling Ranch, LLC	Colorado

8.	Century Communities Construction, LLC	Utah

9.	Century Communities of Utah, LLC	Utah

10.	Century Communities Southeast, LLC	Colorado

11.	Century Land Holdings of Utah, LLC	Utah

12.	Hometown South, LLC	Colorado

13.	The Retreat at Ridgegate, LLC	Colorado

14.	Westown Condominiums, LLC	Colorado

15.	Westown Townhomes, LLC	Colorado